UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2006

Warp Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

The registrant, Warp Technology Holdings, Inc., operating under the trade name, Halo Technology Holdings ("Halo" or the "Company") has issued the materials that are attached hereto as, and hereby incorporated by this reference from, Exhibit 99.13. These materials are being presented at the Roth Capital Partners Growth Conference on Tuesday, February 21st, 2006. Ron Bienvenu, Chief Executive Officer of the Company, will present at the conference at 2:30 p.m. Pacific time (5:30 p.m. EST).

A live webcast of the presentation will be accessible via the HALO Technology Holdings website. To access the webcast, visit the Events section on the Company’s home page at www.haloholdings.com. A replay of the webcast will be available for 90 days. A transcript of the webcast will be posted on the Company's website.

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

c) Exhibits.

Exhibit Number Exhibit
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99.13 Presentation Materials -- Roth Capital Conference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warp Technology Holdings, Inc.

February 21, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

99.13	Presentation Materials -- Roth Capital Conference